                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-KA-1

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 1997 (April 17, 1997)
                                                   ----------------------------


                       DIAGNOSTIC HEALTH SERVICES, INC.


    Delaware                        0-21758                 22-2960048
-----------------              ----------------            -------------
(State or other                (Commission File            (IRS Employer
jurisdiction of                      Number)                  ID Number)
incorporation)


            2777 Stemmons Freeway, Suite 1525, Dallas, Texas 75207
            ------------------------------------------------------
                   (Address of principal executive offices)


                                (214) 634-0403
            ------------------------------------------------------
              (Registrant's telephone number, including area code)



            ------------------------------------------------------
        (Former name or former address, if changed since last report.)



          This first amendment to the Company's report on Form 8-K, originally dated May 2, 1997, is being filed for the purposes of providing and including
(a) the required special-purpose statements of Diagnostic Imaging Services, Inc. related to the assets acquired and liabilities assumed, (b) the combined pro forma financial information, and (c) the consent of Simonton, Kutac & Barnidge, L.L.P., independent public accountants.

          Consistent with the foregoing, only Item 7 of the report on Form 8-K is being amended, and the financial statements, pro forma financial information and accountants' consent are attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

(a)  Special-purpose financial statements of Diagnostic Health Services, Inc.

     1. Statements of assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. as of December 31, 1996 and 1995.

     2. Statements of operations of assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. for the years ended December 31, 1996 and 1995.

     3. Statements of cash flows of assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. for the years ended December 31, 1996 and 1995.

(b)  Pro forma financial information.

(c)  The following Exhibits are filed as part of this Form 8-KA-1:

     23. Consent of Simonton, Kutac & Barnidge, L.L.P.

                                   ITEM 7(a)
                                   ---------

                    SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                       DIAGNOSTIC HEALTH SERVICES, INC.

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------



To the Board of Directors
of Diagnostic Health Services, Inc.

We have audited the accompanying special-purpose statements of assets acquired and liabilities assumed by Diagnostic Health Services, Inc. (the "Company") from Diagnostic Imaging Services, Inc. ("DIS") as of December 31, 1996 and 1995, and the related special-purpose statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of presenting the assets acquired and liabilities assumed pursuant to an stock purchase agreement dated March 1, 1997 (consummated April 17, 1997), between the Company and DIS as discussed in Note 1, and are not intended to be a presentation of financial position, results of operations, and cash flows of the Company in accordance with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed from DIS as of December 31, 1996 and 1995, and the statements of operations and cash flows for the years then ended on the basis of accounting described in Note 2.


Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas

June 19, 1997

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

             STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
             -----------------------------------------------------
                    FROM DIAGNOSTIC IMAGING SERVICES, INC.
                    --------------------------------------


                                      ASSETS
                                      ------


                                                     December 31,   December 31,
                                                          1996           1995
                                                      -----------    -----------
Property & Equipment:
  Office furniture and equipment                      $   111,668    $    99,414
  Machinery and service equipment                       6,898,537      6,877,174
  Leasehold improvements                                2,151,516      1,749,382
  Less: Accumulated depreciation and amortization      (2,236,507)    (1,092,963)
                                                      -----------    -----------
    Total Property & Equipment                          6,925,214      7,633,007
                                                      -----------    -----------

Other Assets:
  Goodwill                                             12,957,415     12,481,701
                                                      -----------    -----------
    Total Other Assets                                 12,957,415     12,481,701
                                                      -----------    -----------

Total Assets                                          $19,882,629    $20,114,708
                                                      ===========    ===========

                      LIABILITIES & STOCKHOLDERS' EQUITY
                      ----------------------------------

Current Liabilities:
  Current capital lease obligations                   $ 1,160,299    $   232,080
                                                      -----------    -----------
    Total Current Liabilities                           1,160,299        232,080
                                                      -----------    -----------

Long-term capital lease obligations                     5,222,330      6,382,628
                                                      -----------    -----------
    Total Liabilities                                   6,382,629      6,614,708
                                                      -----------    -----------

Stockholders' Equity:
  Common stock, no par value,
  10,000,000 shares authorized;
  1,000 shares issued and outstanding                  13,500,000     13,500,000
                                                      -----------    -----------

    Total Stockholders' Equity                         13,500,000     13,500,000
                                                      -----------    -----------

Total Liabilities & Stockholders' Equity              $19,882,629    $20,114,708
                                                      ===========    ===========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

      STATEMENTS OF OPERATIONS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
      -------------------------------------------------------------------
                     FROM DIAGNOSTIC IMAGING SERVICES, INC.
                     --------------------------------------


                                     For the       For the
                                    Year Ended    Year Ended
                                   December 31,  December 31,
                                       1996          1995
                                   ------------  ------------

Gross revenues                       $6,165,749    $6,197,964
                                     ----------    ----------

Expenses:
  General & administrative               73,153        53,123
  Salaries & employee benefits          965,921       972,273
  Legal & professional                  110,266        20,880
  Rent & utilities                      447,908       402,132
  Taxes & insurance                     233,049       218,902
  Technical operating expenses        1,381,453     1,651,742
  Depreciation and amortization       1,143,523     1,102,593
                                     ----------    ----------

    Total operating expenses          4,355,273     4,421,645
                                     ----------    ----------

Income from operations                1,810,476     1,776,319
                                     ----------    ----------

Other expense:
  Other expense                          32,805       209,449
  Interest expense                      661,023       674,938
                                     ----------    ----------

    Total other expense                 693,828       884,387
                                     ----------    ----------

Income before taxes                   1,116,648       891,932

Income tax expense                      379,660       303,257
                                     ----------    ----------

Net income                           $  736,988    $  588,675
                                     ==========    ==========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

      STATEMENTS OF CASH FLOWS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
      -------------------------------------------------------------------
                    FROM DIAGNOSTIC IMAGING SERVICES, INC.
                    --------------------------------------


                                                                For the        For the
                                                              Year Ended     Year Ended
                                                             December 31,   December 31,
                                                                 1996           1995
                                                             -------------  -------------

Cash Flows from Operations:
  Net income                                                  $   736,988    $   588,675

Adjustments to Reconcile Net Income to
  Net Cash Provided by Operations:
    Depreciation and amortization                               1,143,523      1,102,593
    Increase (decrease) in accounts payable                    (1,212,681)       758,152
                                                              -----------    -----------
     Net Cash Provided by Operations                              667,830      2,449,420
                                                              -----------    -----------

Cash Flows from Investing Activities:
  Cash payments for the purchase of property                     (435,751)    (1,298,962)
                                                              -----------    -----------
     Net Cash Used in Investing Activities                       (435,751)    (1,298,962)
                                                              -----------    -----------


Cash Flows from Financing Activities:
  Payments on capital lease obligations                          (232,079)    (1,150,458)
                                                              -----------    -----------
     Net Cash Used in Financing Activities                       (232,079)    (1,150,458)
                                                              -----------    -----------

Net increase (decrease) in cash                                        --             --

Cash, beginning of year                                                --             --
                                                              -----------    -----------

Cash, end of year                                             $        --    $        --
                                                              ===========    ===========


  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 1 - BUSINESS AND ASSET ACQUISITION FROM DIAGNOSTIC IMAGING SERVICES, INC.
--------------------------------------------------------------------------------
("DIS")
------

On April 17, 1997 (effective as of March 1, 1997), Diagnostic Health Services, Inc. (the "Company") through its wholly-owned subsidiary, SoCal Diagnostic Services, Inc., acquired all of the issued and outstanding stock of Diagnostic Imaging Services, Inc. ("DIS" and together with its wholly-owned subsidiaries, Diagnostic Imaging Services, Inc. I and Santa Monica Imaging Center Limited Partnership, collectively referred to herein as the "DIS Companies"), whose business consists primarily of the ownership and operation of four (4) hospital-based magnetic resonance imaging (MRI) centers. The purchase price for the stock of DIS was $9,083,865 (subject to post-closing adjustment), of which $7,583,865 was paid in cash, and the remaining $1,500,000 of which is payable either in cash or (at the seller's option) in common stock of the Company (valued at $7.615 per share) in three equal annual installments of $500,000 each on April 17 of each of 1998, 1999 and 2000. In addition, the DIS Companies were acquired subject to capital lease obligations, financing agreements and other commitments in respect of fixed assets of the business in the aggregate principal amount of $6,046,755.

The business of the DIS Companies consists primarily of providing magnetic resonance imaging services on a fixed site basis to hospitals and acute care facilities located in Southern California.

NOTE 2 - BASIS OF PRESENTATION
------------------------------

The special-purpose financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the special-purpose financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations and cash flows for the periods noted therein.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Equipment --- Equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset or over the lease term, if shorter. Useful lives are generally five to ten years for equipment and furniture and seven to fifteen years for leasehold improvements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 4 - LEASES
---------------

The Company, as lessee, has entered into and/or assumed various non-cancelable leases for machinery, service equipment, vehicles, and office facilities. The following assets, subject to capital leases, are included in the balance sheet under the corresponding asset categories at December 31, 1996:

Future minimum lease payments under non-cancelable leases at December 31, 1996 are as follows:

          For the Years Ending                 Capital      Operating
               December 31,                     Leases        Leases
         ----------------------              ------------  ------------

                   1997                      $ 1,793,667   $   321,796
                   1998                        1,793,666       177,248
                   1999                        1,793,666       157,248
                   2000                        1,662,614        90,000
                   2001                        1,003,215         7,500
                Thereafter                        74,500            --
                                             -----------   -----------

  Total minimum lease payments                 8,121,328   $   753,792
                                                           ===========

    Less: amount representing interest        (1,738,699)
                                             -----------

  Present value of minimum lease payments      6,382,629
                                             -----------

    Less: current portion                     (1,160,299)
                                             -----------

 Long-term capital lease obligation          $ 5,222,330
                                             ===========

Rent expense during the years ended December 31, 1996 and 1995 for all operating leases was $340,490 and $285,958, respectively, and is included in operating expenses.

Item 7(b) PRO FORMA FINANCIAL INFORMATION
          -------------------------------

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                      -----------------------------------

                               DECEMBER 31, 1996
                               -----------------

                                    ASSETS
                                    ------

                                     Diagnostic       DIS           DIS
                                       Health      Ultrasound       MRI        Pro-Forma     Pro-Forma
                                      Services      Division      Division    Adjustments     Combined
                                    ------------  ------------  ------------  ------------  ------------

Current Assets:
 Cash and cash equivalents          $   229,547   $        --   $        --   $ 3,096,660   $ 3,326,207
 Short-term investments               5,000,000            --            --            --     5,000,000
 Accounts receivable, net            11,458,590       112,350            --            --    11,570,940
 Contracts receivable-current         1,317,146            --            --            --     1,317,146
 Prepaid expenses                     1,359,596            --            --            --     1,359,596
 Deferred tax asset                      57,876            --            --            --        57,876
                                    -----------   -----------   -----------   -----------   -----------

   Total Current Assets              19,422,755       112,350            --     3,096,660    22,631,765
                                    -----------   -----------   -----------   -----------   -----------

Fixed Assets:
 Property and equipment              21,274,620     3,204,569     9,161,721    (3,448,752)   30,192,158
 Less:  accumulated depreciation     (5,425,437)   (1,212,245)   (2,236,507)    3,448,752    (5,425,437)
                                    -----------   -----------   -----------   -----------   -----------

   Total Fixed Assets                15,849,183     1,992,324     6,925,214            --    24,766,721
                                    -----------   -----------   -----------   -----------   -----------

Other Assets:
 Deposits and other                     958,391            --            --            --       958,391
 Debt issuance costs                         --            --            --       800,000       800,000
 Deferred acquisition costs             164,199            --            --            --       164,199
 Contracts receivable                 1,739,587            --            --            --     1,739,587
 Goodwill                            15,022,858            --    12,957,415     1,605,426    29,585,699
 Non-compete agreements               1,586,818            --            --     2,000,000     3,586,818
Less:  accumulated amortization      (1,423,418)           --            --            --    (1,423,418)
                                    -----------   -----------   -----------   -----------   -----------

   Total Other Assets                18,048,435            --    12,957,415     4,405,426    35,411,276
                                    -----------   -----------   -----------   -----------   -----------

Total Assets                        $53,320,373   $ 2,104,674   $19,882,629   $ 7,502,086   $82,809,762
                                    ===========   ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                PRO-FORMA BALANCE SHEET (UNAUDITED), CONTINUED
                ----------------------------------------------

                               DECEMBER 31, 1996

                     LIABILITIES AND STOCKHOLDERS' EQUITY

                              Diagnostic      DIS          DIS
                                Health     Ultrasound      MRI        Pro-Forma     Pro-Forma
                               Services     Division    Division     Adjustments     Combined
                             ------------  ----------  -----------  -------------  ------------
Current Liabilities:
 Accounts payable            $ 1,957,758   $       --  $        --  $         --   $ 1,957,758
 Accrued expenses              1,534,551           --           --            --     1,534,551
 Current portion of
  long-term debt               1,991,824           --           --            --     1,991,824
 Current lease obligations     2,154,035      396,804    1,160,299            --     3,711,138
 Deferred liability                   --           --           --       500,000       500,000
 Notes payable                 1,572,000           --           --            --     1,572,000
Other current liabilities        195,000           --           --            --       195,000
                             -----------   ----------  -----------  ------------   -----------

   Total Current
    Liabilities                9,405,168      396,804    1,160,299       500,000    11,462,271

Long-term debt                 7,081,745           --           --            --     7,081,745
Long-term lease obligations    4,865,190    1,209,956    5,222,330            --    11,297,476
New subordinated notes
 payable                              --           --           --    20,000,000    20,000,000
Deferred liability                    --           --           --     1,000,000     1,000,000
Other liabilities                933,872           --           --            --       933,872
Deferred tax liability         1,057,779           --           --            --     1,057,779
                             -----------   ----------  -----------  ------------   -----------
   Total Liabilities          23,343,754    1,606,760    6,382,629    21,500,000    52,833,143
                             -----------   ----------  -----------  ------------   -----------

Stockholders' equity:
 Preferred stock, $0.01
  par value, authorized
  3,000,000 shares; issued
  and outstanding 648,986
  shares; $4.5 million
  liquidation preference             649           --           --            --           649
 Common stock, $.001 par
  value, authorized
  15,000,000 shares;
  issued 8,400,762 shares;
  outstanding 8,167,503
  shares                           8,401           --   13,500,000   (13,500,000)        8,401
 Additional paid-in-capital   27,617,425           --           --            --    27,617,425
 Retained earnings             2,567,195           --           --            --     2,567,195
 Due to parent                        --      497,914           --      (497,914)           --
 Foreign currency
  translation
   adjustment                     (5,900)          --           --            --        (5,900)
 Stockholder receivable         (103,500)          --           --            --      (103,500)
 Treasury stock (at cost)       (107,651)          --           --            --      (107,651)
                             -----------   ----------  -----------  ------------   -----------
   Total Stockholders'
    Equity                    29,976,619      497,914   13,500,000   (13,997,914)   29,976,619
                             -----------   ----------  -----------  ------------   -----------
Total Liabilities and
 Stockholders'
 Equity                      $53,320,373   $2,104,674  $19,882,629  $  7,502,086   $82,809,762
                             ===========   ==========  ===========  ============   ===========


  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                 PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                 ---------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------


                                     Diagnostic       DIS          DIS
                                       Health     Ultrasound       MRI       Pro-Forma    Pro-Forma
                                      Services     Division     Division    Adjustments    Combined
                                    ------------  -----------  -----------  -----------  ------------

Gross Revenues                      $24,171,286   $3,767,465   $6,165,749    $       --  $34,104,500
                                    -----------   ----------   ----------   -----------  -----------

Expenses:
 General & administrative             1,385,305       30,624       73,153            --    1,489,082
 Salaries & employee benefits        11,898,905    1,864,567      965,921            --   14,729,393
 Legal & professional                   177,756       67,264      110,266            --      355,286
 Rent & utilities                       389,533       95,973      447,908            --      933,414
 Taxes & insurance                      420,375      154,098      233,049            --      807,522
 Technical operating expenses         3,158,037      382,877    1,381,453            --    4,922,367
 Provision (credit) for doubtful
   accounts                              40,970           --           --            --       40,970
 Depreciation and amortization        2,796,865      294,015    1,143,523            --    4,234,403
                                    -----------   ----------   ----------   -----------  -----------

   Total operating expenses          20,267,746    2,889,418    4,355,273            --   27,512,437
                                    -----------   ----------   ----------   -----------  -----------

Income from operations                3,903,540      878,047    1,810,476            --    6,592,063
                                    -----------   ----------   ----------   -----------  -----------

Other income (expense):
 Other income                           486,704     (133,792)     (32,805)           --      320,107
 Interest expense                      (869,601)     (98,431)    (661,023)           --   (1,629,055)
                                    -----------   ----------   ----------   -----------  -----------

   Total other income (expense)        (382,897)    (232,223)    (693,828)           --   (1,308,948)
                                    -----------   ----------   ----------   -----------  -----------

Income before income tax expense      3,520,643      645,824    1,116,648            --    5,283,115

Income tax expense                    1,061,560      219,580      379,660            --    1,660,800
                                    -----------   ----------   ----------   -----------  -----------

Net income                          $ 2,459,083   $  426,244   $  736,988   $        --  $ 3,622,315
                                    ===========   ==========   ==========   ===========  ===========

Earnings per share:
Primary                             $      0.32   $     0.06   $     0.09   $      0.00  $      0.47
                                    ===========   ==========   ==========   ===========  ===========
Fully diluted                       $      0.31   $     0.06   $     0.08   $      0.00  $      0.45
                                    ===========   ==========   ==========   ===========  ===========

Weighted average common shares -
 primary                              7,738,414    7,738,414    7,738,414     7,738,414    7,738,414
                                    ===========   ==========   ==========   ===========  ===========
Weighted average common shares -
 fully diluted                        8,133,401    8,133,401    8,133,401     8,133,401    8,133,401
                                    ===========   ==========   ==========   ===========  ===========


  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------

NOTE 1 - BASIS OF PRESENTATION
----------------------------------

Effective March 1, 1997, Diagnostic Health Services, Inc. (the "Company"), through its SoCal Diagnostic Services, Inc. subsidiary ("SoCal") purchased substantially all of the operating assets of the ultrasound division ("Ultrasound Division") of Diagnostic Imaging Services, Inc. ("DIS"). The acquired business includes a mobile/fixed ultrasound business serving clients in San Diego, Orange and Los Angeles Counties of California. The purchase price paid was $6,519,475 (subject to post-closing adjustment), which was paid entirely in cash. In addition, SoCal assumed capital lease obligations, financing agreements and other commitments related to the fixed assets purchased in the aggregate principal amount of $1,519,261.

On April 17, 1997 (effective as of March 1, 1997), the Company, through its SoCal subsidiary, acquired all of the issued and outstanding stock of DIS (which together with its wholly-owned subsidiaries, Diagnostic Imaging Services, Inc. I and Santa Monica Imaging Center Limited Partnership, are collectively referred to herein as the "MRI Division") whose business consists primarily of the ownership and operation of four (4) hospital-based magnetic resonance imaging
(MRI) centers. The purchase price for the stock of DIS was $9,083,865 (subject to post-closing adjustment), of which $7,583,865 was paid in cash, and the remaining $1,500,000 of which is payable either in cash or (at the seller's option) in common stock of the Company (valued at $7.615 per share) in three equal annual installments of $500,000 each on April 17 of each of 1998, 1999 and 2000. In addition, the MRI Division was acquired subject to capital lease obligations, financing agreements and other commitments in respect of fixed assets of the business in the aggregate principal amount of $6,046,755.

The pro-forma financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the pro-forma financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations for the period noted therein.

The statements of operations for the period presented reflect no adjustments. Management believes that the allocation methods are reasonable and that allocated costs and expenses approximate what such amounts would be if DIS was operated on a stand-alone basis.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------

NOTE 2 - SENIOR SUBORDINATED NOTES PAYABLE
------------------------------------------

The balance sheet shows pro-forma adjustments to reflect the funds utilized to pay the cash portion of the purchase price in the MRI Division transaction obtained through the simultaneous issuance and sale by the Company to The Prudential Insurance Company of America ("Prudential") of $20,000,000 in principal amount of senior subordinated promissory notes of the Company (the "Notes"). The Notes bear interest at a fixed rate of 10.5% per annum (payable quarterly,) and mature as to principal in equal one-third installments on April 17 of each of 2003, 2004 and 2005. The notes may be prepaid at the Company's option (subject to certain "make-whole" prepayment premiums in respect of the remaining stated term of the Notes), and the Company may be required (at the Noteholders' option) to purchase the Notes in the event of a change in control of the Company. In addition to application to the payment of the cash portion of the purchase price for the stock of DIS, the net proceeds from the issuance and sale of the Notes were utilized to repay $5,500,000 in borrowings obtained under the Company's senior credit facilities with Texas Commerce Bank National Association (the "Bank") (utilized in connection with the Company's March 1997 acquisition of the Ultrasound Division of DIS), and for short-term investments pending other use of such net proceeds.

In connection with the issuance of the Notes, the Company paid Prudential a fee in the amount of $54,590, and issued to Prudential a five-year redeemable common stock purchase warrant (with piggyback registration rights) for 60,000 shares of common stock of the Company at an exercise price of $12.25 per share. In addition, the Company paid to Prudential Securities, Inc. (as placement agent) a fee in the amount of $690,470.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              DIAGNOSTIC HEALTH SERVICES, INC.
                                    (Registrant)



Dated:  June 30, 1997      By:  /s/ BRAD A. HUMMEL
                                ------------------------------------
                                  Brad A. Hummel, President and
                                     Chief Operating Officer